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                                  EXHIBIT 10.9

                             OFFSET WAIVER AGREEMENT

                  This Offset Waiver Agreement (the "Agreement") is made and entered into as of September 5, 2003, by and among ESCALADE, INCORPORATED, an Indiana corporation ("Escalade"); MARTIN YALE INDUSTRIES, INC., an Indiana corporation ("Martin Yale"); INDIAN INDUSTRIES, INC., an Indiana corporation ("Indian Industries"); MASTER PRODUCTS MANUFACTURING COMPANY, INC., a Delaware corporation ("Master Products"); HARVARD SPORTS, INC., a California corporation ("Harvard Sports"); U.S. WEIGHT, INC., an Illinois corporation ("U.S. Weight"); BEAR ARCHERY, Inc., a Florida corporation ("Bear Archery"); INDIAN-MARTIN, INC., a Nevada corporation ("Indian-Martin"); and BANK ONE, NATIONAL ASSOCIATION, a national banking association with its principal office in Indianapolis, Indiana ("Bank").

                                    Recitals

                  A. Escalade is the sole shareholder of Martin Yale, Indian Industries and Indian-Martin. Martin Yale is the sole shareholder of Master Products, and Indian Industries is the sole shareholder of Harvard Sports, U.S. Weight and Bear Archery. (Hereinafter, Martin Yale, Indian Industries, Master Products, Harvard Sports, U.S. Weight and Bear Archery shall be referred to collectively as the "Domestic Subsidiaries," and individually as a "Domestic Subsidiary.")

                  B. Indian-Martin and Bank have entered into a Credit Agreement as of even date (the "Credit Agreement"), that, among other things, establishes a credit facility for Indian-Martin with the Bank authorizing a loan to Indian-Martin from Bank of up to the aggregate principal sum of $45,000,000 (the "Loan"). The Loan is secured by the grant of a security interest and assignment to Bank of all of Indian-Martin's rights, title and interests, now owned or hereafter acquired by Indian-Martin, in and to that Collateral defined and described in the Credit Agreement. (Hereinafter, all indebtedness, Obligations and liabilities and any renewals or extensions thereof owed by Indian-Martin to Bank under the Credit Agreement and Loan Documents shall be referred to collectively as the "Indian-Martin/Bank One Obligations.") All capitalized terms used, but not otherwise defined, herein shall have the respective meanings ascribed to them in the Credit Agreement.

                  C. In accordance with those six (6) certain Receivables Purchase Agreements executed by Indian-Martin and each of the Domestic Subsidiaries, respectively, before or concurrent with execution of the Credit Agreement, the other Loan Documents and this Agreement, Indian-Martin shall purchase certain accounts receivable of the Domestic Subsidiaries. Payment by Indian-Martin for the purchase of such receivables shall be made with proceeds of Indian-Martin's borrowings under the Loan. (Hereinafter, all indebtedness, obligations and liabilities, and any renewals or extensions thereof, owed by Indian-Martin to the Domestic Subsidiaries, respectively, arising out of the Receivables Purchase Agreements shall be referred to collectively as the "Indian-Martin/Domestic Subsidiaries Obligations".)

                  D. Pursuant to the Receivables Purchase Agreements, among other things, Indian-Martin shall have and be granted certain indemnities and rights of limited recourse owing

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to it from the Domestic Subsidiaries, respectively, all of which indemnities and rights are required to and shall be assigned by Indian-Martin to Bank, and Bank shall be granted a security interest therein, under the Company Security Agreement (hereinafter, collectively the "Domestic
Subsidiaries/Indian-Martin/Bank One Obligations").

                  E. The permitted use of the proceeds of the Loan under the Credit Agreement requires Indian-Martin, on a one time basis, to loan to Escalade $14,000,000.00, for which Escalade shall issue the Escalade Note payable to Indian-Martin evidencing such loan (the "Escalade/Indian-Martin Loan"). The Escalade Note shall be pledged by Indian-Martin to Bank and shall be a part of the Collateral given to secure the Indian-Martin/Bank One Obligations. (Hereinafter, all indebtedness, obligations and liabilities, and all renewals and extensions thereof, owed by Escalade to Indian-Martin arising out of the Escalade/Indian-Martin Loan shall be referred to collectively as the "Escalade/Indian-Martin Obligations.")

                  F. Escalade intends to use the proceeds of the Escalade/Indian-Martin Loan to repay existing indebtedness to Bank and/or fund unsecured loans from Escalade to each of the Domestic Subsidiaries, respectively, to finance their current ongoing operations (the "Domestic Subsidiaries/Escalade Loans"). (Hereinafter, all indebtedness, obligations and liabilities, and all renewals and extensions thereof, owed by the Domestic Subsidiaries, individually and collectively, to Escalade arising out of the Domestic Subsidiaries/Escalade Loans shall be referred to collectively as the "Domestic Subsidiaries/Escalade Obligations".)

                  G. As a condition precedent to execution and delivery of the Credit Agreement, Bank requires the execution and delivery of this Agreement whereby Escalade, the Domestic Subsidiaries and Indian-Martin each knowingly, unconditionally and absolutely waive and terminate all rights of offset and similar rights which may otherwise exist with respect to those obligations owing by , to or among each other.

                  NOW THEREFORE, IN CONSIDERATION OF THE FOREGOING, AND FOR GOOD AND VALUABLE CONSIDERATIONS, THE RECEIPT, SUFFICIENCY AND MUTUALITY OF WHICH ARE HEREBY ACKNOWLEDGED, AND IN ORDER TO SATISFY THE CONDITIONS PRECEDENT OF THE CREDIT AGREEMENT, ESCALADE, THE DOMESTIC SUBSIDIARIES AND INDIAN-MARTIN AGREE WITH BANK AS FOLLOWS:

                  1. Until such time as all Indian-Martin/Bank One Obligations are fully and finally paid, performed and satisfied, and the credit commitment under the Credit Agreement from Bank to Indian-Martin is no longer of any force or effect, Indian-Martin hereby knowingly, unconditionally and absolutely waives all rights, claims or privileges of offset, set off, counterclaim, recoupment, abatement and any and all other similar rights, claims or privileges which Indian-Martin may otherwise have, or hereafter claim or assert, with respect to (i) any or all of the Escalade/Indian-Martin Obligations, and (ii) any or all of the Indian-Martin/Domestic Subsidiaries Obligations, whether or not such Indian-Martin/Domestic Subsidiaries Obligations are assigned, sold or otherwise transferred by the Domestic Subsidiaries to Escalade.

                  2. Until such time as all Indian-Martin/Bank One Obligations are fully and finally paid, performed and satisfied, and the credit commitment under the Credit Agreement

                                       -2-
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from Bank to Indian-Martin is no longer of any force or effect, Escalade hereby knowingly, unconditionally and absolutely waives all rights, claims or privileges of offset, set off, counterclaim, recoupment, abatement and any and all other similar rights, claims or privileges which Escalade may otherwise have, or hereafter claim or assert, with respect to (i) any or all of the Escalade/Indian-Martin Obligations, and (ii) any or all of the Indian-Martin/Domestic Subsidiaries Obligations, whether or not such Indian-Martin/Domestic Subsidiaries Obligations are assigned, sold or otherwise transferred by the Domestic Subsidiaries to Escalade.

                  3. Until such time as all Indian-Martin/Bank One Obligations are fully and finally paid, performed and satisfied, and the credit commitment under the Loan Agreement from Bank to Indian-Martin is no longer of any force or effect, each Domestic Subsidiary hereby knowingly, unconditionally and absolutely waives all rights, claims or privileges of offset, set off, counterclaim, recoupment, abatement and any and all other similar rights, claims or privileges which Domestic Subsidiaries may otherwise have, or hereafter claim or assert, with respect to (i) any or all of the Indian-Martin/Domestic Subsidiaries Obligations, whether or not such Indian-Martin/Domestic Subsidiaries Obligations are assigned, sold or otherwise transferred by the Domestic Subsidiaries to Escalade, and (ii) any or all of the Domestic Subsidiaries/Indian-Martin/Bank One Obligations.

                  4. Each of Indian-Martin, Escalade and the Domestic Subsidiaries, respectively, hereby acknowledges and consents to the waivers and agreements of each other as set forth in this Agreement.

                  IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

INDIAN INDUSTRIES, INC.,                   INDIAN-MARTIN, INC.,
an Indiana corporation                     a corporation organized and existing
                                           under the laws of the State of Nevada

By: __________________________________     By: _________________________________
_____________________________________      _____________________________________
       (Printed Name and Title)                   (Printed Name and Title)

HARVARD SPORTS, INC.,                      ESCALADE, INCORPORATED,
a California corporation                   an Indiana corporation

By: __________________________________     By: _________________________________
_____________________________________      _____________________________________
       (Printed Name and Title)                  (Printed Name and Title)

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U.S. WEIGHT, INC., an Illinois             MARTIN YALE INDUSTRIES, INC., an
corporation                                Indiana corporation

By: __________________________________     By: _________________________________
______________________________________     _____________________________________
       (Printed Name and Title)                  (Printed Name and Title)

BEAR ARCHERY, INC.,                        MASTER PRODUCTS MANUFACTURING
a Florida corporation                      COMPANY, INC., a Delaware corporation

By: __________________________________     By: _________________________________
______________________________________     _____________________________________
       (Printed Name and Title)                  (Printed Name and Title)

                                           BANK ONE, NATIONAL ASSOCIATION, a
                                           national banking association

                                           By: _________________________________
                                           _____________________________________
                                                  (Printed Name and Title)